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                                                                   EXHIBIT 10.27

                                    Consent
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MBIA Inc. hereby consents to the assignment, effective February 28, 1994 at the close of business, by Aetna Financial Services, Inc. ("AFSI") to Aetna Capital Management, Inc. of all of its rights, duties and obligations under the investment management agreement between MBIA Illinois and AFSI, dated January 5, 1990.

                                            MBIA Illinois

                                            By: /S/ Arthur William
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                                            Name: /s/ Arthur M. Warren
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                                            Its: Senior Vice President, CFO
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